SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 28, 2000

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                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission file number 024996


           Delaware                                         133645702
 (State or other jurisdiction                            (I.R.S. Employer
              of                                      Identification Number)
incorporation or organization)

                   805 Third Avenue, New York, New York 10022
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 271-7640
              (Registrant's telephone number, including area code)

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                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Item 5. Other................................................................3

Item 7. Exhibit..............................................................3

Signature....................................................................4

Exhibit 99.1.................................................................5

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Item 5.     OTHER

      On March 28, 2000, the Company's Post Effective Amendment No. 1 on Form S-3 (the "Registration Statement") to the Company's Form SB-2 (File No. 33-83940) was declared effective by the Securities and Exchange Commission.
Exhibit 5.1 to the Registration Statement, which is the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Company, regarding legality of the Class B Warrants and the shares of Class A Common Stock being registered pursuant to the Registration Statement, is attached to this Form 8-K as Exhibit 99.1.

Item 7.     EXHIBIT

      99.1 Opinion of Kramer Levin Naftalis & Frankel LLP regarding legality of the Class B Warrants and the shares of Class A Common Stock being registered pursuant to the Registration Statement.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2000

                                     INTERNET COMMERCE CORPORATION


                                     /s/ Walter M. Psztur
                                     ------------------------------------------
                                     Walter M. Psztur
                                     Chief Financial Officer
                                    (Principal Financial and Accounting Officer)